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                                    FORM 8-K

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 1, 2002
                (Date of Report, date of earliest event reported)


                               INPUT/OUTPUT, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number 1-13402



              DELAWARE                                       22-2286646
   (State or other jurisdiction                           (I.R.S. Employer
         of incorporation)                              Identifications No.)

                                 (281) 933-3339
              (Registrant's telephone number, including area code)


12300 PARC CREST DR., STAFFORD, TEXAS                           77477
(Address of principal executive offices)                      (Zip Code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         A press release regarding our change in accounting method for the sale and lease of certain land and buildings during the quarter ended September 30, 2001 was issued by us on April 1, 2002 and is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following Exhibit is filed as part of this report.:

         Exhibit 99.1  Press Release dated April 1, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  INPUT/OUTPUT, INC.

April 1, 2002                                     /s/ MARTIN DeCAMP
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                                                  Martin DeCamp
                                                  Vice President - Accounting

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